Investor Day Celera Genomics and Celera Diagnostics A Joint Venture with Applied Biosystems New York City December 17, 2002

Statements presented which are not historical facts, including, but not limited to, those relating to revenue growth, financial targets, product and marketing prospects, timing of clinical trials or discoveries, and product demand, are forward looking statements and are subject to a variety of risks and uncertainties. Many factors could cause actual results to differ materially from those stated or projected. Additional information concerning these factors is contained in the Company’s filings with the Securities and Exchange Commission.

The statements made in this presentation reflect facts and circumstances as of December 17, 2002 and the Company does not undertake any duty to update any statement, including any forward-looking statement, unless required by law.

Introduction and Update on Celera Diagnostics Kathy Ordoñez

Celera Genomics
Mission: Successful BioPharmaceutical Company

Key Assets:
1.	Strength in medicinal chemistry
2.	Promising pipeline of small molecule compounds
3.	Broad target discovery and validation capabilities
4.	Financial resources

Celera Genomics
Mission: Successful BioPharmaceutical Company

Key Assets:

1.	Strength in medicinal chemistry

2.	Promising pipeline of small molecule compounds

3.	Broad target discovery and validation capabilities

4.	Financial resources

5.	Relationship with Celera Diagnostics

Leveraging our Genomics Capabilities
“Targeted Medicine”

Identify root causes of disease and its progression
–	Understand disease pathways
–	Sub-classify complex diseases

Design therapies to intervene in disease development
–	Treat cause, not symptoms

Define patient populations most likely to respond
–	Increase efficacy of therapies
–	Minimize adverse reactions
–	Reduce risk in clinical trials

What’s Different Now?

More genomic information available
–	Human and mouse genome sequences
–	Extensive SNP databases

Better discovery tools
–	Genotyping
–	Gene expression
–	Bioinformatics
–	Comparative genomics
–	Proteomics

Celera is Ideally Positioned

Experience in genomics

First access to new advances
–	Applera Genome Initiative
–	New genomics discovery tools

Powerful bioinformatics and databases

High throughput genotyping and gene expression capability at Celera Diagnostics

Daily interaction with Celera Diagnostics

New organization aligned with the concept

Today’s Program

1.	Update on Celera Diagnostics
Kathy Ordoñez – President, Celera Genomics and Celera Diagnostics
2.	Our Genomics Discovery Power
John Sninsky, Ph.D. – VP of Discovery for Celera Diagnostics
3.	Business Strategy for Celera Genomics
David Block, M.D. – COO for Celera Genomics

Break for 15 minutes

4.	R&D Strategy for Celera Genomics
Robert Booth, Ph.D. – CSO of R&D for Celera Genomics
5.	Celera Genomics Small Molecule Programs
Mike Venuti, Ph.D. – General Manager, Celera SSF
6.	Realizing the Potential of Targeted Medicine
Tom White, Ph.D. – CSO for Celera Diagnostics
7.	Summary
Kathy Ordoñez

ABI – CRA Joint Venture
50/50 Ownership of Celera Diagnostics

Strategy for Celera Diagnostics

Update, register and commercialize products based on previous AB development

Develop and commercialize selected molecular infectious disease tests

Identify new genetic markers for disease, through a comprehensive discovery program

Configure “constellations of markers” into diagnostic tests, in partnership with leading laboratories

Celera Diagnostics
Objectives for Calendar Year 2002

Hire staff and equip the organization from research through production

Define diagnostic instrument platforms

Register ViroSeq™ with FDA and update other molecular diagnostic tests from AB

Begin development of new infectious disease tests

Establish collaborations and partnerships
–	Market access
–	Sample access
–	Key customers

Complete Applera Genome Initiative and begin discovery of new diagnostic markers

Celera Diagnostics
Hire Staff and Equip the Organization

Initial facility renovation completed

Management team in place

186 people on board
–	81 Research
–	37 Development
–	46 Manufacturing/Quality
–	22 Business and Administration

Eventually grow to staff of 220

Celera Diagnostics
Hire Staff and Equip Organization

Discovery and development labs equipped

Manufacturing built out in Alameda

Celera Diagnostics
Instrument Platform Strategy

Genotyping and Gene Expression on Same Platforms

Celera Diagnostics
Instrument Platform Strategy

High Density Platform – AB 3100 and 3700 series sequencers

Medium Density Platform – collaboration with Luminex

Low Density Platform – Modified AB 7000 SDS with Abbott m - 1000

Celera Diagnostics
Register ViroSeqTM

FDA clearance on December 10, 2002

Provides HIV viral genotype information to predict resistance, as an aid to physicians in optimizing therapy

Applications for ABI 3100 and 3700 sequencing instruments in development

Currently over 150,000 HIV genotypes performed annually in U.S.

Celera Diagnostics
Update tests from AB

New Analyte Specific Reagents (ASR’s) to detect mutations associated with cystic fibrosis (CF) introduced in September

–	ACOG recommendation for CF testing for pregnant women has driven market growth
–	Two largest clinical labs in the US now using Celera Diagnostics’ ASR’s for CF

HLA – Third reagent test set for AB sequencing platforms - continues to be sold as “research use” product

Celera Diagnostics
Develop Tests for Existing Infectious Disease Market

HCV viral load ASR’s developed and ready for commercialization
–	Evaluation at one major US lab nearly complete; additional evaluations now being scheduled

Evaluation of HCV genotyping test underway at one external customer site; 3 other labs in the US and Japan preparing for evaluation

Abbott developing other infectious disease tests on low density platform

Celera Diagnostics
Establish Collaborations and Partnerships

Samples accessed for discovery programs

–	3,500 for Alzheimer’s disease — Wash. U., UCSD, U. Wales

–	3,200 for breast cancer — UCSF, U. Muenster

–	6,000 for cardiovascular disease and diabetes — BMS, UCSF

–	6,000 for thrombosis — Beth Israel Deaconess Med. Ctr., GCI

–	1,000 for inflammatory disease — Genomics Collaborative

Celera Diagnostics
Establish Collaborations and Partnerships

Strategic Alliance established with Abbott Laboratories

–	Effective in June; market implementation in October 2002

–	Profit sharing arrangement

–	Includes existing molecular diagnostic products from both organizations

–	Provides market access and valuable IP

–	Doubles R&D scale

Celera Diagnostics
Establish Collaborations and Partnerships

Collaborations defined with key laboratories to assist in assay validation and to build demand for future genetic tests

–	LabCorp in Alzheimer’s disease, breast and prostate cancer

–	Quest Diagnostics in cardiovascular disease and diabetes

–	Establishes Celera Diagnostics as “preferred vendor”

Celera Diagnostics
Discovery Goals and Accomplishments

Key objectives include:

–	Complete the Applera Genome Initiative

–	Successfully complete first disease association studies

Our Genomics Discovery Power John Sninsky, Ph.D.

What We Learned From Human
Genome Projects

Fewer genes than expected (~30,000)

More genes that produce multiple proteins

Nearly half of predicted genes have no known function

Genes not evenly distributed

What does this mean? Disease complexity is based on sequence variation and expression differences

Disease Association Studies
Strategies

Linkage

No drug targets or Dx markers and hard to find causative genes and SNPs

Linkage Disequilibrium

Genes not evenly distributed, therefore not cost effective

No drug targets or Dx markers and hard to find causative genes and SNPs

Haplotyping

Delayed until new haplotype information available

Disease Causing Mutations (SNPs)

Directly Targets potential causative SNPs in genes

Candidate gene followed by functional whole genome scan

Scientific Approach
Focus on Functional SNPs

Disease-causing variation is likely to be in genes (coding, regulatory and splice regions)

Change amount, function or stability of protein

Most were yet undiscovered

Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power

Celera Diagnostics Discovery Strategy

Start with Large Candidate Gene Panels

Genotype with SNPs in ~10,000 known genes to accelerate disease association studies in thousands of cases and controls for statistical power

Move to Whole Genome Scans

Add SNPs discovered from Applera Genome Initiative for genotyping of most genes

Prior to Applera Genome Initiative

Many SNPs identified (~4 million), but few were functional

Expression of mRNA variants from known genes unproven

Unknown whether computationally-predicted genes actually expressed

Applera Genome Initiative
Driving the Discovery Effort

Re-sequence the genes and regulatory regions from 39 individuals and 1 chimp

Confirm mRNA transcripts of predicted genes and obtain haplotype information

Identify the medically relevant mutations – those that impact the amount, stability or function of proteins

Why Sequence 39 People?
Power to Detect Both Common and Rare Variants

Probability of Detection
Number of Individuals Sequenced
Allele Frequency
1%
2.50%
5%
10%
20%
0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1
0
10
20
30
40
50

Improved Understanding of
Gene Function
Comparative Genomics

Identify genes with “interesting” patterns of evolution between human, mouse, and chimpanzee – these genes may harbor disease causing alleles

Provide useful information for animal studies

Applera Genome Initiative
Status

Resequencing of coding and regulatory regions of 23,400 genes complete

Coding SNPs identified

Regulatory SNPs due January 2003

Discovery of mRNA variants due June 2003

Applera Genome Initiative
Findings to Date

Identified over 220,000 SNPs in genes and coding regions

73% of SNPs are novel compared to all public databases

About 15% of SNPs cause an amino acid substitution

Identified more than 36,000 novel functional SNPs

The Project Is Expected To More Than Double the Number of Functional SNPS

New Genetic Opportunities
Stratification and Monitoring

Genotyping for Patient Stratification Predisposition to disease Disease type Progression Drug selection Dose selection Toxicity avoidance	Expression Profiling for Patient Monitoring Disease initiation Progression Severity Drug efficacy Drug toxicity

Research Goal
Overcome Difficulties in Mapping Complex Diseases

Sound study design Large sample sets Careful sample collection Broad candidate gene scan Functional whole genome scan Adequate statistical correction Replication in multiple populations

Three Dimensions of Genetic Analysis

Genotypes
What can be expressed?
mRNA
Expression
How much is expressed?
Delta Ct
4
3
2
1
0
-1
-2
-3
-4
Ribotypes
What is expressed?

Discovery Plan for Expression Markers

PCR quantification on mRNA samples

Cost-effective

More sensitive than DNA chips

Broader quantitative range and significantly more accurate

Greater flexibility to study new mRNA variants than chips

Comparison of human and mouse genomes will aid effort

Expression Analysis
Update

Typical clinical specimens suffice

Normal variation due to diet and environment has less than a two-fold effect

Host response discovery study underway

Scale: hundreds of samples per study for statistical power

<

Why Ribotype?
Powerful Tool to Identify Regions of Interest

Typically equal amounts of mRNA are transcribed from the two different copies of any gene
Differences in expression cause disease
Measures regulatory mutations
Measures the functional consequence of non-genetic mechanisms
Multiple mechanisms for differential expression
– Methylation
– Deletion, insertion
– Regulatory mutation
– X-inactivation

Disease Association Studies
Status

Genotyping

Alzheimer’s Disease	Replication
Cardiovascular Disease (1)	Discovery
Cardiovascular Disease (2)	Discovery
Inflammation	Discovery (begin in January 2003)

Expression Profiling

Host Response	Discovery
Breast Cancer	Discovery

4 Studies with replication expected to be completed by June 2003

Incorporating New Diagnostics into
Health Care Decisions

Systolic Blood Pressure (mm)
Cholesterol (mg/ml)
160
200
240
280
320
180
160
140
120
SNPs
1
2
3
4
5
Expression
4
3
2
1
Risk
Very High
High
Moderate
Mild
Low

Diagnostic Constellation SM

Business Strategy for Celera Genomics David Block, M.D.

2002 Brought New Business Focus
Celera Now a Drug Discovery Company

Acquired Axys Pharmaceuticals November 16, 2001

New leadership team with experience
–	Pharmaceuticals
–	Commercialization and application of genomic tools

Developed Business Plan building on Celera’s many strengths

Assessed scientific, clinical, and commercial viability of all projects
–	Ramped resources pursuing Tryptase and Factor VIIa inhibitors
–	Discontinued many less promising projects
–	Initiated small molecule program meeting new criteria

Focused proteomics on cell surface antigens

Maximizing Portfolio Value

Celera disease areas are selected to:
–	Maximize understanding of DNA variation and gene expression
–	Move through clinical development without partnering when possible

Celera drug targets
–	Solid biologic rationale
–	Chemically and clinically feasible

Celera development compounds
–	Aim to be first or second to market within drug class
–	Impact diseases with large unmet medical need

Business Plan Highlights
Need to Re-Focus Investments

Early target discovery no longer highly valued in marketplace

Historically insufficient resources on full drug discovery capabilities and none on development, requiring early partnering or out-licensing

Business Plan Highlights
Commitment to Development

Decrease resources for target finding and validation

Increase resources for drug development

Business Plan Highlights
Fewer Small Molecule Programs

Focus on high potential small molecule programs
–	Greater resources on each

Number of chemistry lead screening programs consolidated

Business Plan Highlights
New Proteomics Focus

Focus proteomics on cell surface antigens; drive differentially expressed targets to therapeutic antibodies

Plan to partner to access downstream antibody capabilities

Business Plan Highlights
Alignment with Celera Diagnostics

Celera Genomics

Identify novel, validated targets

Generate small molecule drugs

Generate therapeutic antibody targets

Apply genomic knowledge to speed drug approval and decrease risk

Celera Diagnostics

Identify risk for disease

Segregate disease etiologies

Predict disease progression

Predict drug efficacy

Predict drug toxicity

Targeted Medicine

Potential Partners Seek

Diagnostics to speed drug approval

- Stratification of disease
- Response to therapy
- Risk for adverse effects

Validated mAb targets

New drug candidates

Business Plan Highlights
Integrate Target Finding and Validation

Oral Tryptase Program
Potential Products for Multiple Inflammatory Diseases

Purchased Program Rights from Bayer — Oct 2002
–	Efficacy in asthma previously demonstrated with tryptase inhibitor mechanism of action

–	Significant safety testing already complete on lead compound

Initial indication - asthma
–	8 MM chronic asthmatics in U.S.
–	Still a high unmet medical need in moderate/severe patients

Second indication - allergic rhinitis

Other possible indications include COPD, RA

Factor VIIa Inhibitor
Novel Anticoagulants with Decreased Bleeding Have Potential
for Multiple Applications and Large Markets

Market Consideration	Situation

Lucrative market opportunity	US parenteral anticoagulant market has grown to $2B and the chronic market has multi-billion dollarpotential from new mechanisms

Current market	Good (not great) drugs already marketed:

– Warfarin-oral anticoagulation
– LMWH and Arixtra - parenteral anticoagulation

Unmet need	Current treatments have undesirable dosing, bleeding profiles, monitoring requirements and drug and food interactions

Factor VIIa advantage	Potential safety/bleeding advantage over competitors at equal efficacy

Celera Partnering Strategy
Assessing Several Options

Collaborations
–	Assist Pharma/Biotech with Targeted Medicine – novel targets, validation, stratification
–	Share access to Celera’s rights to therapeutic applications arising from Celera Diagnostics genomics work

Compound in-licensing/acquisitions
–	Late pre-clinical through Phase IIa compounds
–	Products that can benefit from Celera’s unique capabilities in DNA variation/expression

Monoclonal antibodies
–	Partner for downstream capabilities

Out-licensing
–	No current need to partner compounds prior to Phase IIb clinical trials
–	Partner to complement Celera’s late-stage development capabilities
–	Selected genomic assets

Celera Has a Strong Balance Sheet

Cash on 9/30/02 was $ 881 MM
–	No material debt ($18 MM); no off-balance sheet financing
–	Among the strongest in biopharmaceutical industry

Expected sources of cash over next ten years:
–	Cash flow from CDS agreement with AB -$200-300 MM
–	Celera Diagnostics (profitable in FY 2005 or 2006)
–	Collaborations

Giving Celera a sustainable long term view of the business:
–	Build a clinical portfolio and development organization
–	Weather inevitable failures
–	Keep compounds unpartnered when appropriate
–	Run multiple, parallel clinical trials
–	Negotiate deal terms that yield best long term value

Strong Combination of Assets and Capabilities
Differentiating and Enabling

Multiple promising small molecule programs - proven capability to generate high quality small molecules

Proven ability to identify novel differentially expressed cell surface proteins

Multiple target finding and validation platforms integrated through bioinformatics

First access to genomic data from Applera Genome Initiative

Therapeutic rights to Celera Diagnostics’ discoveries

Cash to support current business plan execution with no balance sheet contingencies

Celera Genomics R & D Strategy Robert Booth, Ph.D.

R&D Strategy

Develop small molecule drugs based on a combination of disease focus and target class
–	Inflammation, coagulation, oncology
–	Protease inhibition

Build development capabilities to advance compounds through Phase II trials

Identify, validate and prioritize new therapeutic targets using a variety of technology platforms to reduce risk of failure
–	Proteomics - monoclonal antibody therapies
–	Celera Diagnostics disease association studies - genotyping, gene expression, ribotyping
–	Bioinformatics
–	Comparative genetics

Technical Competitive Advantages

Structure-based drug design

Proteomics

Bioinformatics and Comparative genetics

Relationship with Celera Diagnostics

Technical Competitive Advantages
Structure-Based Drug Design

Expertise in proteases – proprietary technology and large inhibitor libraries

>75% Tractable targets

Substrate-based design builds in selectivity and reduced toxicities

In-house crystallography

Computational chemistry

Technical Competitive Advantages
Proteomics

Fully operational proteomic facility incorporating cell biology, protein biochemistry, mass spectrometry, and data analysis groups

Methodologies and analysis tools developed and deployed

Proprietary technology for separation of epithelial cell membranes

State-of-the-art mass spectrometry

Novel analytical algorithms

Membrane Protein Capture Technology

Less wasted target validation (greater percentage truly cell surface)

Increased depth of analysis (improved dynamic range)

Validation of Proteomics

Immunohistochemistry
–	Range of target expression within and among tumor types

Quantitative Flow Cytometry
–	Rapid quantification of protein on cell surface
–	Early indication of therapeutic index for MAb drug

Further Validation of Potential Targets
–	Gene expression analysis
–	RNAi, antisense

Proteomics
Good Progress to Date

Differentially expressed proteins
identified on the surface of pancreatic
cancer cells

Differential expression has been
confirmed by quantitative FACS
analysis
–	Proteins progressing to
immunohistochemistry

Proteins previously characterized
only as hypothetical transcripts are
now being cloned

Validated targets expected to be
partnered

Technical Competitive Advantages
Bioinformatics and Comparative Genomics

Human and mouse genomes and SNP databases

Applera Genome Initiative

Comparison of mouse disease phenotypes with Celera mouse genome database could facilitate the identification of the genes responsible for disease phenotypes

Interfacing the mouse genetic information with human sequence data should allow identification of human genes which may contribute to human disease

Identification of SNPs in human genes should provide an assessment of the variation in potential disease genes in the human population

Bioinformatic analysis should allow interpretation of the functionality of the relevant SNP changes

Technical Competitive Advantages
Relationship with Celera Diagnostics

Disease association studies should provide access to novel genetically validated targets

Coupling of genetic susceptibility testing with gene expression should allow segmentation of patient populations and may:

–	Increase efficacy during Phase II and III
–	Decrease risk of Phase III failures
–	Decrease trial population size
–	Reduce cost of trials
–	Increase speed of trials

Celera’s molecular diagnostics can create incremental therapeutic value for Celera’s therapeutic partnerships

Protease Inhibitors
Targets with Reduced Risk

Historically successful class of drugs
–	Structure-based design
–	Substrate-based design builds in selectivity and reduced toxicities
–	Celera has significant competitive advantages with patented delta technology for inhibitor design

Celera’s bioinformatic databases and knowledge from the Applera Genome Initiative are identifying novel protease targets

Portfolio Status
December 2002

Therapeutic Area Focus

Creation of Celera Development

James Yee, M.D., Ph.D. appointed Head of Development
–	20 years of Pharma experience
–	Head of Clinical Development for Syntex
–	Head of Clinical and Preclinical for Roche in Palo Alto
–	Clinical leader for the NDA’s for both Toradol and Cellcept
–	Supervisor of five additional NDA’s
–	Managed IND’s and pre-IND activities of many compounds in many different therapy areas

Executing plan to build out preclinical and clinical development

Provides capacity necessary for Celera to move multiple compounds through Phase II

Estimated R&D Investment
End of Fiscal Year

2002
2003
2004
2005
Target Identification/Validation
Lead Optimization
Preclinical Development
Clinical Development

Celera’s Portfolio

More people focused on fewer projects

Target identification resources reduced and target validation capabilities enhanced

Proteomics activities focused on cell surface oncology projects to identify monoclonal antibody targets

Number of small molecule programs reduced

Risk profile of portfolio has been significantly reduced

Partnering for small molecules expected during or after Phase II

Preclinical and clinical development expanded

Celera Genomics Small Molecule Programs Mike Venuti, Ph.D.

Celera Therapeutics Programs

Small Molecule Discovery Platform

160 chemists, biologists and other specialists

Three buildings (120,000 sq ft) in South San Francisco biotech sector

Integrated research and development capabilities
–	Biological and chemical target validation methods
–	Cloning & recombinant expression
–	In vitro assay systems for screening
–	Structural biophysics and structure-based design
–	Medicinal & combinatorial chemistry
–	Pharmacology and PK/ADME
–	Formulation and predevelopment for clinical candidate identification

Structure-based Drug Design

Structure-based drug design can be used for lead ID and optimization
–	About 80% of our programs make use of crystallography
–	70 Medicinal chemists cover 8 major programs

When target protein can be crystallized, structure can be determined
–	12 Structural and computational chemists
–	In-house X-ray crystallography
–	Access to synchrotron at Lawrence Berkeley ALS
–	Generated >250 crystal structures in 2001-02

Computational Chemistry

In-house small molecule docking and lead optimization algorithms

–	Make use of novel electronic and steric characteristics of organic molecules in all possible conformations to predict how a compound might be recognized by a protein

–	Rewritten algorithm provides increased speed and interactive response

–	Interface with bioinformatics and genomic functional predication algorithms

Targets in Families
Focus on Proteases

Concentration by target family offers synergies in multiple technologies
–	Bioinfomatics, genomic analysis and validation
–	Molecular biology
–	Expression and purification
–	Primary assay development and anti-target panels
–	Crystallographic data collection and reduction
–	Compound classes as leads (PK, tox advantages)

Small Molecule Preclinical Programs

Indication	Target (Partner)

Asthma, allergic rhinitis	Tryptase

Anticoagulation, thrombosis	Factor VIIa

Inflammation, asthma, MS	Cathepsin F

Cancer	HDAC

Cancer	Apoptosis (Maxim)

Osteoporosis	Cathepsin K(Merck)

Inflammation & autoimmune disease	Cathepsin S (Aventis)

Tryptase Inhibitors for Asthma

Validated Target: Mast cell tryptase is a key inflammatory mediator

–	Phase II results of an inhaled tryptase inhibitor provided human proof of concept (POC) in asthma (Axys, 1996)

Preferred product profile:

–	Orally bioavailable

–	QD dosing

–	Extremely safe

Celera IP: Oral Tryptase Inhibitors

Delta technology: proprietary inhibitor design utilizing zinc to stabilize inhibitors at the active site of serine proteases

–	Potent (nM-pM) inhibitors

–	Selective (10[3] to 10[6]-fold)

–	Compounds possess characteristics of oral drugs

–	Rapid engineering of proof-of-concept leads and drug candidates based on target structure

Nature publication and 5 issued US Patents on method, in addition to composition-of-matter coverage

Tryptase Inhibitors for Asthma

Lead Compound Identified
All rights to program and all compounds reacquired from Bayer (2002)
Lead compound orally efficacious at 3 mg/kg in primate chronic asthma model
Next Steps
Chemical scale-up planned
Development scheduled for FY03
Other backup compounds and series will be profiled in parallel

Product profile and clinical plans through Phase II to be finalized for oral development candidate for asthma

Product development candidate(s) to be selected and IND-enabling studies to be initiated for clinical entry during 2004

fVIIa Inhibitors as Antithrombotics

Validated Target: inhibition controls coagulation cascade at site of vessel insult initiated by tissue factor
–	Well-accepted target validated by 3 biologics in vivo
–	Competitive with fXa and thrombin inhibitors

Preferred product profile:
–	Orally bioavailable
–	QD dosing
–	Same or better efficacy than coumarins and LMW-heparin, with reduced bleeding liability
–	Clearly improved drug-drug interaction safety versus coumarin
–	No monitoring necessary

fVIIa Inhibitors as Antithrombotics

Status: Three lead compound series
nM potency, excellent selectivity in vitro
POC attained in three series
–	Three different outside labs have tested compounds with very positive results in animal models of thrombosis
–	Efficacy with no bleeding liability in all models tested
–	Parenteral candidate series identified
–	Early indications of oral bioavailability for chronic indications

Next Steps: Finalize indications and product profiles for parenteral and/or oral development candidate series

Select product development candidate(s)

Cathepsin F Inhibitors for Inflammation

Validated Target: Cathepsin F associated with macrophage-mediated antigen presentation

Mechanistically similar to Cathepsin S, but in different antigen presenting cells

Knockout mouse phenotype in progress

Status: lead oral POC compound identified

First leads from directed screening of protease library based on homology model

pM potency, high selectivity

Recently solved first X-ray structure of Cathepsin F

POC studies in asthma at CRO underway

Medchem focused on improved solubility and bioavailability

Next Steps: Identify oral lead compound for in vivo POC and Product Development Candidates (PDC) for multiple inflammation indications

HDAC Inhibitors for Cancer

Validated Target: Inhibition of histone deacetylase (HDAC) causes promoter-specific derepression, leading to transcriptional events in cell arrest and apoptotic pathways

Postulated as a viable target based on in vivo activity of hybrid polar compounds
Clinical POC: Benchmarks SAHA and Novartis compounds

HDAC Inhibitors for Cancer

Status: Lead compound for in vivo POC identified
–	Ki= 7 nM
–	G2/M arrestor (70%) in DU145 prostate line

Recently completed first X-ray crystal structure of any HDAC (HDAC-8) and inhibitor co-crystal structure to aid in further compound refinement and optimization
Orally bioavailable lead compounds in two series

Next Steps: Identify highly potent HDAC lead inhibitor for safety and tox studies in prostate cancer

Apoptosis Inducers for Cancer

Validated Pathway: Identify novel anticancer lead compounds from Celera chemical diversity libraries by using phenotypic cellular assay systems at Maxim

–	Screening of first 400,000 compounds completed in 2001

–	Screening of 300,000 compounds during 2002-03 to yield new leads

Next Steps: Select 3-4 additional compounds for testing in various xenograft models to qualify for advanced tox and safety

Cathepsin K Inhibitors for Osteoporosis

Validated Target: Discovered by targeted genomics; highly associated with osteoporosis through human functional SNP causing

Partnership with Merck established 1996

–	Novel inhibitors from three chemical classes are potent & selective for Cathepsin K (nM inhibitors with selectivity achieved)
–	Oral bioavailability achieved in multiple series
–	Structural studies using X-ray crystallography have guided compound design for potency and selectivity
• Comparative structures of Cathepsin K vs S, L and B

Cathepsin K Inhibitors for
Osteoporosis

Status: First Safety Assessment Candidate (SAC) nominated in late 2001 and multiple backup lead series identified

Merck expects to nominate additional SACs

–	Looking for additional novel chemical series with further refinements

–	Positive long-term bone safety studies

–	Efficacy in multiple models of osteoporosis

Next Steps: Identify 2-3 backups as SACs for additional IND-enabling development work

Cathepsin S Inhibitors for Inflammation

Validated Target: In vivo proof-of-concept from knockout mouse and chemical inhibitors

Cathepsin S has been known as an enzyme for over a decade, but its role in antigen processing in the mature immune system has been elucidated in just the last few years

Partnership established with Aventis in 1998
Novel inhibitors from three chemical classes are potent & selective for Cathepsin S
Oral bioavailability achieved in all three series
Structural studies using X-ray crystallography have guided the design for both potency and selectivity

Cathepsin S Inhibitors for Inflammation

Status: Several compounds have been selected as Early Development Candidates (EDCs) and have been nominated for development in multiple indications

Licensed indications:
–	Asthma
–	Rheumatoid arthritis
–	Allergic rhinitis
–	COPD
–	Atherosclerosis

Aventis is currently seeking additional backup series and performing proof-of-concept studies in other indications

Highlighted at Aventis R&D investor update Sept 2002

Next Steps: Initiate clinical development work on current EDCs, and identify 2-3 backup EDCs for IND-enabling development work

Realizing the Potential of Targeted Medicine Tom White, Ph.D.

Celera Genomics and Diagnostics
Our Genomic Capabilities

Advanced genomic information & tools for target discovery and validation
Focus on unmet therapeutic and diagnostic needs of highest value
High throughput, cost-effective SNP and expression target discovery
Coordinated approach to genotyping, expression and proteomics
Capabilities and experience to move products rapidly to clinic and market

Genomic Diagnosis and Therapy
Examples of Successful Targeted Medicine

HIV Genotyping with ViroSeq™
–	Predict anti-viral drug resistance
–	Select the most effective combination therapy
–	Assess reason for treatment failure and amend therapy

Herceptin® Therapy for Breast Cancer
–	Classify disease to select targeted drug
–	Improve patient response to combination therapy

Gleevec™ Therapy for Chronic Myeloid Leukemia
–	Classify leukemia to select drug specific for CML
–	Targeted diagnostic test also monitors drug efficacy

Targeted HIV Therapy

Provides HIV viral genotype information to predict drug resistance
Used by physicians to select optimal therapy

Gleevec and CML
Targeted Diagnosis and Medicine

Molecular diagnosis to characterize and classify leukemias

New drug target from oncogene research

New drug is specific to novel kinase domain

Diagnostic classifies the disease and monitors efficacy of therapy

Celera Genomics and Diagnostics
Disease Association Studies

Should identify novel genetically validated Rx targets

Discovering New Drug Targets
From Drug Non - Responders

SNP Constellation B identifies a potential target for drug resistant disease
Can analyze expression markers as well as SNPs

Patient Stratification
Genotyping and Expression

Information about heredity, treatment and environmental impact

Classify disease for efficient drug clinical trials

–	More rapid proof of safety and efficacy

–	Fewer patients

–	Lower cost

–	Higher probability of success

HCV Treatment Decisions
Disease Progression

Analysis:

SNP Constellation A predicts fast progressors
SNP Constellation B predicts slow progressors
Diagnostic test with SNP Constellations A + B would aid in treatment decision

HCV Treatment Decisions
Interferon Response

SNP Constellation
A
Responders
Interferon-treated
HCV patients
B
Non- Responders

Analysis:

SNP Constellation A predicts Interferon response
SNP Constellation B predicts Interferon non-response
Diagnostic test with SNP Constellations A and/or B would aid in interferon treatment decisions

HCV Treatment Decisions
Disease Progression and Interferon Response

HCV
Infected
Test for
viral load,
viral
genotype,
interferon
response
and
progression
Slow progressors
Non-responders
Slow progressors
Responders
Fast progressors
Responders
Fast progressors
Non-responders
Consider delaying
treatment
Treat immediately
New HCV therapies

Classification for Drug Safety
Anticoagulant Bleeding Risk

Principal risk of anticoagulant therapy is major bleeding, where the incidence of bleeding in one year is:
–	3% in low risk patients
–	48% in high risk patients

Phase I clinical trial in patients at high bleeding risk may show early proof of drug safety

Discover Markers for Bleeding Risk
Genotyping Study

Major Bleeding
Warfarin Treated Patients
SNPs that predict risk for major bleeding
No Bleeding

Phase I clinical trial in the high bleeding risk group could reduce time and cost required for initial proof of drug safety

Discover SNPs for Thrombosis Risk
Genotyping Study

Thrombosis
HRT
OCT
Pregnancy
SNPs that
predict risk for
clots
No Disease

Phase II clinical trial in the high thrombosis risk group could reduce time and cost required for initial proof of drug efficacy

Celera’s Genomic Capabilities
Provide Incremental Value to Partnerships

Avoid adverse events in patients at unusually high risk

Identify patients who benefit most from therapy

Improve compliance

Select non-responders for trials of new compounds

Manage portfolio by developing drugs with complementary mechanisms of action

Celera Genomics & Diagnostics
Path to Rapid Commercialization of Rx and Dx

Celera can identify diagnostic SNPs and genes that cause disease
–	not just markers “linked” to disease

Associations can also identify potential targets for Celera Genomics drug programs and biomarkers for clinical trials

Capability for rapid assay development for commercialization of biomarkers in partnership with selected clinical laboratories

Conclusions
Celera Genomics and Celera Diagnostics

Combining genotyping and gene expression could reduce cost and duration of clinical trials and find earlier proof of safety and efficacy

Matching diagnostic and drug indications increases potential for success

Disease classification and drug selection could increase market share, command premium pricing and facilitate reimbursement

Our ability to bring both diagnostic and therapeutic products through the regulatory process to market is a key competitive advantage

Summary Kathy Ordoñez

Milestones for Celera Genomics
Calendar Year 2003

Expect one compound to enter Phase I

Advance one new compound to Preclinical Development

Complete proteomicstudies for pancreatic and lung cancer and define a path forward to develop mAB’s

Advance novel targets discovered through our disease association studies, bioinformatics, proteomics and comparative genetics into target validation

Substantially build out Preclinical plus Clinical capabilities, increasing investment from 5% of total R&D to >20%

Milestones for Celera Diagnostics
Calendar Year 2003

Complete four disease association studies (including Alzheimer’s) by June and total of six by December 2003

Launch HCV viral load test during 1Q

Begin external evaluation of HCV genotyping test during 1Q

Complete applications for ViroSeq™ by 2Q

Commercialize new ASR’s (with partner labs) for Alzheimer’s disease and one other test by December

Continue to establish collaborations for sample acquisition and market development

Conclusions

Celera Genomics is positioned to build a successful biopharmaceutical business that can make a significant impact on medicine

Strong medicinal chemistry and promising pipeline

Commitment to:
–	build out development and clinical capabilities
–	move compounds further forward on our own account

Breadth and quality of effort to identify and validate novel targets

Sufficient cash and other assets to move forward

Conclusions

Celera Genomics combines traditional biopharmaceutical capabilities and its close relationship with Celera Diagnostics to pursue “targeted medicine”

Gain better understanding of disease pathways and causation

Identify novel targets and develop therapies to intervene in disease process

Define and address patient populations most likely to respond

Investor Day Celera Genomics and Celera Diagnostics A Joint Venture with Applied Biosystems New York City December 17, 2002

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this presentation are forward-looking. These may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” “anticipate,” “should,” “plan,” and “potential,” among others. These forward-looking statements are based on Applera Corporation's current expectations. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, Applera Corporation notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. These factors include but are not limited to: (1) Celera Genomics expects operating losses for the foreseeable future; (2) Celera Genomics’ reliance on Applied Biosystems’ emerging Knowledge Business for incremental revenues to Celera Genomics from the Celera Discovery System and Celera Genomics’ related information assets; (3) Celera Genomics’ and Celera Diagnostics’ unproven ability to discover, develop, or commercialize proprietary therapeutic or diagnostic products, (4) the risk that clinical trials of products that Celera Genomics or Celera Diagnostics do discover and develop will not proceed as anticipated or may not be successful, or that such products will not receive required regulatory clearances or approvals; (5) the uncertainty that Celera Genomics’ or Celera Diagnostics’ products will be accepted and adopted by the market, including the risk that that these products will not be competitive with products offered by other companies, or that users will not be entitled to receive adequate reimbursement for these products from third party payors such as private insurance companies and government insurance plans; (6) reliance on existing and future collaborations, including, in the case of Celera Diagnostics, its strategic alliance with Abbott Laboratories, which may not be successful; (7) Celera Genomics’ and Celera Diagnostics’ reliance on access to biological materials and related clinical and other information, which may be in limited supply or access to which may be limited; (8) intense competition in the industries in which Celera Genomics and Celera Diagnostics operate; (9) potential product liability or other claims against Celera Genomics or Celera Diagnostics as a result of the testing or use of their products; (10) Celera Genomics’ reliance on scientific and management personnel having the training and technical backgrounds necessary for Celera Genomics’ business; (11) potential liabilities of Celera Genomics related to use of hazardous materials; (12) uncertainty of the availability to Celera Genomics and Celera Diagnostics of intellectual property protection, limitations on their ability to protect trade secrets, and the risk to them of infringement claims; (13) Celera Genomics’ dependence on the operation of computer hardware, software, and Internet applications and related technology; (14) legal, ethical, and social issues which could affect demand for Celera Genomics’ or Celera Diagnostics’ products; (15) risks associated with future acquisitions by Celera Genomics, including that they may be unsuccessful; (16) uncertainty of the outcome of existing stockholder litigation; (17) Celera Diagnostics’ limited commercial manufacturing experience and capabilities and its reliance on a single manufacturing facility; (18) Celera Diagnostics’ reliance on a single supplier or a limited number of suppliers for key components of certain of its products; (19) the risk of electricity shortages and earthquakes, which could interrupt Celera Diagnostics’ operations and (20) other factors that might be described from time to time in Applera Corporation's filings with the Securities and Exchange Commission.